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WORLD OMNI FINANCIAL CORP.
WORLD OMNI MASTER OWNER TRUST
SERIES 1999-VFN SUPPLEMENT, SERIES 2000-1 SUPPLEMENT
CERTIFICATE DATE AS OF :                                                     September 15, 2000
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                                                                             For Month of:
POOL BALANCE:                                                                August, 2000
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
Pool Balance, beginning of month                                             $739,993,333.58

Pool Balance, end of month                                                   $782,764,391.57

Pool Balance, average                                                        $741,957,120.87

Required Pool Balance, end of month                                          $782,764,391.57



COLLECTIONS & SERIES ALLOCATIONS                                             Month of:
                                                                             August , 2000

Series Allocable Principal Collections
            Series 1999-VFN                                                  $ 16,590,433.37
            Series 2000-1                                                    $524,104,383.52
                                                                             $540,694,816.89

Series Allocable Non-Principal Collections
            Series 1999-VFN                                                  $    352,444.63
            Series 2000-1                                                    $  5,805,014.46
                                                                             $  6,157,459.09

Series Allocable Miscellaneous Payments
            Series 1999-VFN                                                  $ -
            Series 2000-1                                                    $ -
                                                                             $ -

Investment Proceeds
            Series 1999-VFN                                                  $      3,945.44
            Series 2000-1                                                    $    340,924.82
                                                                             $    344,870.26


CONTROLLED DEPOSIT AMOUNT FOR COLLECTION PERIOD                              Month of:
                                                                             August , 2000

1999-VFN                                                                     $          0.00
Series 2000-1 Class A                                                        $          0.00
Series 2000-1 Class B                                                        $          0.00


ALLOCATION PERCENTAGES FOR COLLECTION PERIOD                                 First day of:
                                                                             August , 2000

Series Allocation Percentages
             Series 1999-VFN                                                            7.25%
             Series 2000-1                                                             92.75%

Floating Allocation Percentages
             Series 1999-VFN                                                           90.94%
             Series 2000-1                                                             90.45%

Principal Allocation Percentages
             Series 1999-VFN                                                            0.00%
             Series 2000-1                                                              0.00%


 ALLOCATIONS OF SERIES ALLOCABLE AMOUNTS WITHIN SERIES                       Month of:
                                                                             August , 2000


Series 1999-VFN

Series Allocable Principal Collections
Excess Certificateholder Percentage:                                         $          0.00
Floating Allocation Percentage:                                              $ 15,087,018.32
Cert. Percentage minus Excess Cert. Percentage:                              $  1,503,415.05
                                                                             $ 16,590,433.37

Series Allocable Non-Principal Collections
Excess Certificateholder Percentage:                                         $          0.00
Floating Allocation Percentage:                                              $    320,506.31
Cert. Percentage minus Excess Cert. Percentage:                              $     31,938.32
                                                                                 $352,444.63

Series 2000-1

Series Allocable Principal Collections
Excess Certificateholder Percentage:                                         $          0.00
Floating Allocation Percentage:                                              $469,944,331.70
Cert. Percentage minus Excess Cert. Percentage:                              $ 54,160,051.82
                                                                             $524,104,383.52

Series Allocable Non-Principal Collections
Excess Certificateholder Percentage:                                                   $0.00
Floating Allocation Percentage:                                              $  5,233,376.76
Cert. Percentage minus Excess Cert. Percentage:                              $    571,637.69
                                                                             $  5,805,014.46


                                                                             Paid on:
MONTHLY DISTRIBUTIONS                                                        September 15, 2000

Principal Distributions to Investors
             Series 1999-VFN                                                 $ -
             Series 2000-1 Class A                                           $ -
             Series 2000-1 Class B                                           $ -

Principal Distributions to Investors - $ per thousand
             Series 1999-VFN                                                 $          0.00000000
             Series 2000-1 Class A                                           $          0.00000000
             Series 2000-1 Class B                                           $          0.00000000

Monthly Interest to Investors
             Series 1999-VFN                                                 $     19,762.50
             Series 2000-1 Class A                                           $  3,756,961.04
             Series 2000-1 Class B                                           $    328,696.88

Monthly Interest to Investors - $ per thousand
             Series 1999-VFN                                                 $ -
             Series 2000-1 Class A                                           $          5.81572917
             Series 2000-1 Class B                                           $          6.08697917


Rated Variable Funding Increased Cost Amounts
             Series 1999-VFN                                                 $          0.00

Noteholder Monthly Servicing Fee
             Series 1999-VFN                                                 $     40,672.26
             Series 2000-1                                                   $    517,289.97

Reserve Fund Deposit Amount
             Series 1999-VFN                                                 $          0.00
             Series 2000-1                                                   $          0.00

Investor Default Amount
             Series 1999-VFN                                                 $          0.00
             Series 2000-1                                                   $          0.00

Monthly Dilution Amount
             Series 1999-VFN                                                 $          0.00
             Series 2000-1                                                   $          0.00

Noteholder Charge-Off Reversal Amount
             Series 1999-VFN                                                 $          0.00
             Series 2000-1                                                   $          0.00

Investor Default Amount and Monthly Dilution Amount Not Previously
     Reinstated
             Series 1999-VFN                                                 $          0.00
             Series 2000-1                                                   $          0.00

Carry-Over Amount
             Series 2000-1 Class A                                           $          0.00
             Series 2000-1 Class B                                           $          0.00


MONTHLY DISTRIBUTIONS (Cont.)                                                Paid on:
                                                                             September 15, 2000

Unrated Variable Funding Increased Cost Amounts
             Series 1999-VFN                                                 $          0.00

Previously waived servicing fee
             Series 1999-VFN                                                 $          0.00
             Series 2000-1                                                   $          0.00

Collections Released to Cert. during Collection Period                       $540,948,836.20

Excess Distributed to Cert. on Payment Date                                  $  1,584,927.39

FUNDED AND INVESTED AMOUNTS:                                                 Last day of:
                                                                             August , 2000

SERIES 1999-VFN SUPPLEMENT
Initial Funded Amount                                                        $600,000,000.00
Incremental Funded Amounts (Cumulative)                                      $ 35,000,000.00
Principal Distributed to Investors (Cumulative)                              $635,000,000.00
Unreimbursed Investor Charge Offs (Cumulative)                               $          0.00
            Funded Amount                                                    $          0.00

Series Excess Funding Amount                                                 $          0.00
Principal Funding Account Balance                                            $          0.00
            Invested Amount                                                  $          0.00

SERIES 2000-1 SUPPLEMENT CLASS A
Initial Invested Amount                                                      $646,000,000.00
Principal Distributed to Investors (Cumulative)                              $          0.00
Principal Funding Account Balance                                            $          0.00
Unreimbursed Investor Charge Offs (Cumulative)                               $          0.00
Series Excess Funding Amount                                                 $    827,455.22
            Invested Amount                                                  $645,172,544.78

SERIES 2000-1 SUPPLEMENT CLASS B
Initial Invested Amount                                                      $ 54,000,000.00
Principal Distributed to Investors (Cumulative)                              $          0.00
Principal Funding Account Balance                                            $          0.00
Unreimbursed Investor Charge Offs (Cumulative)                               $          0.00
Series Excess Funding Amount                                                 $          0.00
            Invested Amount                                                  $ 54,000,000.00

BALANCES AS OF PAYMENT DATE                                                  As of:
                                                                             September 15, 2000

Series 1999-VFN
            Reserve Fund Balance                                             $          0.00
            Reserve Fund Deficiency Amount                                   $          0.00
            Principal Funding Account Balance                                $          0.00
            Outstanding Principal Balance                                    $          0.00

Series 2000-1
            Reserve Fund Balance                                             $  3,500,000.00
            Reserve Fund Deficiency Amount                                   $          0.00
            Principal Funding Account Balance                                $          0.00
            Outstanding Principal Balance, Class A                           $646,000,000.00
            Outstanding Principal Balance, Class B                           $ 54,000,000.00


TRUST INCREMENTAL SUBORDINATED AMOUNT                                        Last day of:
             To be used in the following month's computations.               August , 2000

Pool Total Components of Excess Receivables:
             Used Vehicles                                                   $ 95,021,396.26
             Finance Hold Receivables (for Credit Reasons Only)              $ 15,894,825.66
             Delayed Payment Program                                         $     91,042.00

Pool Limits on Components of Excess Receivables:
             Used Vehicles                                                   $195,691,097.89
             Finance Hold Receivables                                        $          0.00
             Delayed Payment Program                                         $ 15,655,287.83

Total Excess Receivables                                                     $ 15,894,825.66

Overconcentration Amount                                                     $  2,226,454.87

Ineligible Amount                                                            $          0.00

Trust Incremental Subordinated Amount                                        $ 18,121,280.53


POOL SERIES SUBORDINATED AMOUNTS                                             As of:
                                                                             August 31, 2000

Series Incremental Subordinated Amount
             Series 1999-VFN                                                 $          0.00
             Series 2000-1                                                   $ 22,794,234.20

Required Subordinated Amount
             Series 1999-VFN                                                 $          0.00
             Series 2000-1                                                   $ 83,591,846.79

Available Subordinated Amount
             Series 1999-VFN                                                 $          0.00
             Series 2000-1                                                   $ 83,591,846.79


CHARGE OFFS                                                                  For Month of:
                                                                             August , 2000

Defaulted Receivables                                                        $          0.00

Investor/Noteholder Defaulted Amount
            Series 1999-VFN                                                  $          0.00
            Series 2000-1                                                    $          0.00

Deficiency Amount
            Series 1999-VFN                                                  $          0.00
            Series 2000-1                                                    $          0.00

Required Draw Amount
            Series 1999-VFN                                                  $          0.00
            Series 2000-1                                                    $          0.00

Investor/Noteholder Charge-Off's
            Series 1999-VFN                                                  $          0.00
            Series 2000-1                                                    $          0.00


INTEREST AND PRINCIPAL SHORTFALLS (CUMULATIVE)                               As of:
                                                                             September 15, 2000

Interest Shortfalls as of Current Payment Date
             Series 1999-VFN                                                 $          0.00
             Series 2000-1 Class A                                           $          0.00
             Series 2000-1 Class B                                           $          0.00

Change in Interest Shortfalls from Previous Payment Date
             Series 1999-VFN                                                 $          0.00
             Series 2000-1 Class A                                           $          0.00
             Series 2000-1 Class B                                           $          0.00

Principal Shortfalls as of Current Payment Date
             Series 1999-VFN                                                 $          0.00
             Series 2000-1 Class A                                           $          0.00
             Series 2000-1 Class B                                           $          0.00

Change in Principal Shortfalls from Previous Payment Date
             Series 1999-VFN                                                 $          0.00
             Series 2000-1 Class A                                           $          0.00
             Series 2000-1 Class B                                           $          0.00



INTEREST RATE FOR NEXT PAYMENT DATE                                          As of:
                                                                             September 15, 2000

1999-VFN Estimated                                                                      6.8712500%
Series 2000-1 Class A                                                                   6.7562500%
Series 2000-1 Class B                                                                   7.0712500%


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